CUNA MUTUAL INSURANCE SOCIETY
                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT

                      SUPPLEMENT DATED NOVEMBER 16, 2011 TO

                           MEMBERS(R) VARIABLE ANNUITY
                         MEMBERS(R) VARIABLE ANNUITY II
                         MEMBERS(R) VARIABLE ANNUITY III
                       MEMBERS(R) CHOICE VARIABLE ANNUITY

                 PROSPECTUSES DATED MAY 1, 2011, as SUPPLEMENTED

This supplement updates the prospectuses for the variable annuity contracts listed above, and contains information that you should read and maintain for future reference.

On or about November 9, 2011, CUNA Mutual Insurance Society ("CUNA Mutual") filed an application with the Securities and Exchange Commission seeking an order to approve a substitution of shares of the Ultra Series High Income Fund for shares of the Franklin High Income Securities Fund. If the appropriate approvals are obtained, the substitution is expected to occur on or about May 1, 2012. After the substitution, the Franklin High Income Securities Fund will no longer be an available investment option and any instructions we have on file or receive after the substitution that direct allocations to the Franklin High Income Securities Fund will be deemed to be instructions to allocate to the Ultra Series High Income Fund. Information about the Ultra Series High Income Fund, which is a currently available allocation option, is contained in the current prospectus, as amended.

From the date of this supplement until the date of the proposed substitution, you may make one transfer of all amounts under your Contract invested in the Franklin High Income Securities Fund to another subaccount available under your Contract without that transfer counting as a "free" transfer permitted under the Contract. In addition, you may also substitute the Ultra Series High Income Fund for the Franklin High Income Securities Fund in any Benefit Allocation Plan or other asset allocation model described in MEMBERS Variable Annuity III. If the proposed substitution is carried out, each Contract owner affected by the substitution will be sent a written notice informing them of the fact and details of the substitution.

As of the effective date of the substitution, if approved, the Ultra Series High Income Fund subaccount replaces the Franklin High Income Securities Fund subaccount in any Benefit Allocation Plan or other asset allocation model described in the MEMBERS Variable Annuity III prospectus.

If you have any questions, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.